SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       -----------------------------------

                                 Date of Report

                                October 26, 1999

                                   FVNB CORP.
             (Exact name of registrant as specified in its charter)

                        Commission file number: 333-47939

             Texas                                      74-2871063
(State or other jurisdiction of                      (I.R.S. Employer
  incorporation or organization)                    Identification No.)


                               101 S. Main Street
                              Victoria, Texas 77901
                    (Address of principal executive offices)

                                 (361) 573-6321
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS


The news release of FVNB Corp. dated October 19, 1999, attached and filed herewith as Exhibit 99, is incorporated herein by reference. The release announced that on October 19, 1999, the Board of Directors of FVNB Corp. declared a cash dividend of $.35 per share for shareholders of record on October 28, 1999, payable on November 10, 1999. The release also includes unaudited financial information related to the third quarter of 1999.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     c. Exhibits

        The following exhibit is filed as part of this report:

        (99)News release of FVNB Corp. dated October 19, 1999.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         FVNB CORP.
                                         (Registrant)


                                         By: /s/ DAVID M. GADDIS
                                                 David M. Gaddis, President

Date:  October 26, 1999

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                                INDEX TO EXHIBIT


EXHIBIT NO.       DESCRIPTION                                    PAGE
-----------       -----------                                    ----
   99             News release of FVNB Corp.                       5
                  dated October 19, 1999.

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